UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2008
AMERICAN PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8137	59-6490478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 735-2200
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
2008 Stock Incentive Plan
At the annual meeting of stockholders of American Pacific Corporation (the “Company”) held on March 11, 2008, the stockholders approved the Company’s 2008 Stock Incentive Plan (the “2008 Plan”). The 2008 Plan, which became effective immediately upon stockholder approval of the 2008 Plan, provides for the grant of stock options, restricted stock, restricted stock units and stock appreciation rights. A total of 350,000 shares of common stock of the Company will be reserved initially for issuance under the 2008 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the common stock or capital structure of the Company. Furthermore, while the 2008 Plan allows for the granting of awards of options (including incentive stock options) exercisable for up to the entire authorized amount of shares under the 2008 Plan, the 2008 Plan provides that no more than 200,000 shares of common stock may be granted pursuant to awards of restricted stock and restricted stock units. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 150,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 75,000 shares which shall not count against the limit set forth in the previous sentence. The purposes of the 2008 Plan are to attract and retain the best available personnel, to provide the Company’s employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company’s common stock, to continue in service to the Company, and to promote the success of the Company’s business, including by helping the Company compete effectively with other enterprises for the services of qualified individuals.
Under the 2008 Plan, the plan administrator (the “Administrator”) is defined as the Board of Directors of the Company or one or more committees designated by the Board of Directors. Accordingly, the Board of Directors has designated the Corporate Governance Committee to act as the Administrator. The 2008 Plan authorizes the Administrator to grant incentive stock options and nonqualified stock options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2008 Plan, the exercise or purchase price shall be determined by the Administrator.
The term of any award granted under the 2008 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program that the Administrator may establish in its discretion.

This brief description of the 2008 Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the 2008 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Award Agreements under the 2008 Stock Incentive Plan
On March 10, 2008, the Corporate Governance Committee of the Board of Directors of the Company, in its role as designated Administrator under the 2008 Plan, had previously adopted, subject to stockholder approval of the 2008 Plan, a form of Notice of Stock Option Award and Stock Option Award Agreement and a form of Notice of Restricted Stock Bonus Award and Restricted Stock Bonus Award Agreement (collectively, “Award Agreements”) pursuant to the terms of the Company’s 2008 Plan. The Company intends to use these forms of Award Agreements from time to time in connection with future awards of stock options and restricted stock, as applicable, to its officers, directors, employees and consultants. A copy of the form of Notice of Stock Option Award and Stock Option Award Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference and a copy of the form of Notice of Restricted Stock Bonus Award and Restricted Stock Bonus Award Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
Incentive Compensation Plan
On March 11, 2008, the Board of Directors of the Company adopted the American Pacific Corporation Incentive Compensation Plan (the “Incentive Plan”). The Incentive Plan generally formalizes in a written document, and largely continues with certain changes, the Company’s existing incentive compensation programs to provide annual cash bonuses to the Company’s employees. The Company has historically paid annual cash bonuses to certain of its employees, including executive officers of the Company, and the Incentive Plan reflects the continuation of such annual bonus process.
The purpose of the Incentive Plan is to provide an incentive for executive officers and other employees of the Company and its divisions and subsidiaries to meet or surpass the short-term financial and performance goals of the Company, including to (i) increase profitability of the Company, (ii) support achievement of the Company’s annual business plan, (iii) help ensure a competitive compensation program vis-à-vis other companies, (iv) provide an essential and meaningful pay-for-performance element within the Company’s compensation program, and (v) achieve the highest level of performance to further the Company’s goals, objectives, and strategies. The Incentive Plan is administered, with respect to participants who are executive officers, by a committee of the Board of Directors of the Company composed of at least two (2) independent members of the Board of Directors, which initially is the Corporate Governance Committee of the Board of Directors (the “Independent Board Committee”). With respect to participants who are not executive officers, the Incentive Plan is administered by a committee comprised of the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Vice President, Administration of the Company. The administrator of the Incentive Plan, from time to time, selects those employees of the Company, if any, who shall participate in the Incentive Plan with respect to a particular fiscal year of the Company. Under the terms of the Incentive Plan, the Company shall pay to each such participant in the Incentive Plan a cash bonus (an “Incentive Bonus”) based on the achievement of one or more financial targets of the Company, as determined by the Board of Directors of the Company or the Independent Board Committee, as applicable. In addition, the amount of the Incentive Bonus may be subject to each participant’s attainment of any applicable individual achievement requirements, as determined by the Incentive Plan administrator. The Company is obligated to make a payment of an Incentive Bonus within ninety (90) calendar days following the end of the fiscal year of the Company to which the Incentive Bonus relates but in no event later than March 15th of the calendar year following the year for which the Incentive Bonus relates. Notwithstanding the preceding sentence, any payment of an Incentive Bonus only shall be made following (i) the completion of audited financial statements for the

Company for the fiscal year of the Company to which the Incentive Bonus relates and (ii) the approval of such payment by the Incentive Plan administrator.
This brief description of the Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	American Pacific Corporation 2008 Stock Incentive Plan

10.2	Form of Notice of Stock Option Award and Stock Option Award Agreement under the American Pacific Corporation 2008 Stock Incentive Plan

10.3	Form of Notice of Restricted Stock Bonus Award and Restricted Stock Bonus Award Agreement under the American Pacific Corporation 2008 Stock Incentive Plan

10.4	American Pacific Corporation Incentive Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: March 17, 2008	By:	/s/ John R. Gibson
John R. Gibson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	American Pacific Corporation 2008 Stock Incentive Plan

10.2	Form of Notice of Stock Option Award and Stock Option Award Agreement under the American Pacific Corporation 2008 Stock Incentive Plan

10.3	Form of Notice of Restricted Stock Bonus Award and Restricted Stock Bonus Award Agreement under the American Pacific Corporation 2008 Stock Incentive Plan

10.4	American Pacific Corporation Incentive Compensation Plan